Concentrix Client Communication

Dear xxx (Client Name)

These are exciting times! As our valued client, I wanted to personally tell you that today Concentrix has announced a definitive agreement to acquire Convergys and on closing plan to integrate it with Concentrix. Convergys has a long history of being a pioneer in this space. They have exceptional talent and capabilities that when combined with Concentrix will help us be a better partner for you.
We’ve listened to what you’ve told us, we understand the challenges you face and we know that you are looking to have fewer, more robust global partners that deliver more value, thought leadership and innovative solutions, faster, on a global footprint. The pace of change in customer experience requires constant innovation and service transformation, and we are committed to providing that to you. We want to help you future-proof your business and become more differentiated in your marketplace.
When this transaction closes, pending regulatory approvals and shareholder vote, Concentrix will have increased our global pool of great talent with remarkable credentials and experience. We will be able to provide you deeper vertical expertise, more technology infused innovations, enhanced digital transformation and additional industry-tuned best practices. Our geographic options to support your global customer base will be enhanced to service delivery in 70 languages, from ~40 countries across 6 continents. The velocity, flexibility, expertise and passion of Concentrix with the additional expertise, unique services and further capabilities of Convergys is focused on delivering value to you and improving your business.
Until the close of this transaction, both companies will operate independent of each other in all respects. It is business as usual. We expect the close will be by end of calendar year 2018. As the close draws near we will reach out to you with important updates. Until then please don’t hesitate to contact us if you have any questions.
We view this strategic acquisition as an investment in our ability to enhance our partnership with you and will continue to provide the solutions and services that greatly impact your business.
As always, we continue to be incredibly grateful for your business and remain 100% committed to delivering the innovation and value you rely on.

Many thanks for your continued support,
Chris
@CNXPresident

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Additional Information and Where to Find It
In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX and Convergys will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a SYNNEX registration statement on Form S-4 that will include a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX, and a definitive joint proxy statement/prospectus will be mailed to stockholders of SYNNEX and shareholders of Convergys. INVESTORS AND SECURITY HOLDERS OF SYNNEX and CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at 510-668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com/ or by contacting Convergys’s Investor Relations Department at (513) 723-7768.

No Offer or Solicitation
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation
SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements
DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX Corporation (“SYNNEX”), Convergys Corporation (“Convergys”) and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other

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similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and shareholder approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX and Convergys, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and
available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

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